                         SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO.----)

Filed by the Registrant                                    [X]

Filed by a Party other than the Registrant                 [ ]

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                    MRL, Inc.
- -------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)



- -------------------------------------------------------------------------------
   (Names of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------
     5) Total fee paid:

        -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        -----------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------
     3) Filing Party:

        -----------------------------------------------------------------------
     4) Date Filed:

        -----------------------------------------------------------------------

                             MRL, INC.
                    287 N. LINDBERGH, SUITE 206
                  ST. LOUIS, MISSOURI  63141-7840

               ------------------------------------


             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD JUNE 18, 1996

               ------------------------------------



NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of MRL, Inc., will be held at the Bogey Hills Country Club, 1120 Country Club Road, St. Charles, Missouri on Tuesday, June 18, 1996, at 10:00 a.m., for the following purposes:

     1. to elect a board of seven directors; and

     2. to transact such business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 19, 1996 will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open during usual business hours to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the meeting at the office of the Company set forth above.

     A copy of the Annual Report for the Company's fiscal year ended January 31, 1996, accompanies this notice.




                                           By order of the Board of Directors
                                                     Alan G. Johnson
                                                        Secretary










WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES.

                             MRL INC.
                 112 POINT WEST BLVD., SUITE 500
                   ST. CHARLES, MISSOURI  63301

                  -------------------------------


                          PROXY STATEMENT


                      SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of MRL, Inc. (the "Company"), for use at the annual meeting of the Company's stockholders to be held at Bogey Hills Country Club, 1120 Country Club Road, St. Charles, Missouri on Tuesday, June 18, 1996, at 10:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that the shares represented thereby will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about May 17, 1996.

                            REVOCATION OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy. An executed proxy with a later date will also revoke a previously furnished proxy.

                                RECORD DATE

     Stockholders of record at the close of business on April 19, 1996, will be entitled to vote at the meeting.

                     ACTION TO BE TAKEN UNDER PROXY

     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Walter Funk, Jr. and Larry J. Stallings, or the one of them who acts, will vote:

     (1) FOR the election of the seven persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify;

     (2) according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                     ITEM 1 - ELECTION OF DIRECTORS
           VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     On April 19, 1996, there were 2,685,694 shares of common stock, par value $.10 per share ("Common Stock"), outstanding and entitled to vote. Each share is entitled to one vote, and stockholders are entitled to vote cumulatively in elections of directors; that is, each stockholder may vote the number of shares held multiplied by seven and may cast all such votes for a single nominee or may distribute them among any number of nominees. The affirmative vote of a majority of the votes cast by holders of Common Stock represented in person or by proxy at the annual meeting is required to elect directors. Shares represented by proxies which are marked "withhold authority" with respect to the election of any person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matters. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such direction applies. With regard to any other matters, abstentions (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) not voted on and therefore will have no effect.

     If no directions are given on a proxy card in the election of directors, the persons named as proxies will vote the shares for the election of the nominees named in this Proxy Statement. Proxy cards indicating the withholding of authority to vote for one or any number of the nominees will be counted for purposes of determining a quorum at the meeting.

     As of April 19, 1996, the following persons were known to the Company, individually or as a group, to be the beneficial owners, respectively, of more than 5% of the Common Stock.

                                                    AMOUNT AND               PERCENT
                                                   NATURE OF <Fa>               OF
NAME AND ADDRESS                                     OWNERSHIP                CLASS
- -----------------------------------                --------------            -------
Walter Funk, Jr., Trustee                            240,520 <Fd>              9.0%
   of the Walter Funk, Jr. Trust
   U/A May 30, 1981
287 N. Lindbergh, Suite 206
St. Louis, Missouri 63141-7840

Max Diamant                                          240,570 <Fb><Fd>          9.0%
Investment Co.
c/o Margaret Diamant
12386 Topsfield Court
St. Louis, Missouri 63141

John H. Pahlmann, Trustee                             59,200 <Fd>              2.2%
   of the John H. Pahlmann
   Trust U/A March 10, 1988
13361 Fairfield Circle Drive
Chesterfield, Missouri 63017




Halliday's Exchange, Inc.                             60,800 <Fc><Fd>          2.3%
7341 Overbrook
St. Louis, Missouri 63121


Larry J. Stallings                                   711,090 <Fd>             26.5%
287 N. Lindbergh, Suite 206
St. Louis, Missouri  63141-7840

Alan G. Johnson                                      661,590 <Fd>             24.6%
101 S. Hanley, Suite 1600
St. Louis, Missouri  63105

William C. Cottle                                    290,000 <Fe>             10.6%
2877 Fairways Circle
St. Charles, Missouri 63301

- ------------------------------------

    <Fa> Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and sole investment power.

    <Fb> Max Diamant Investment Company is a corporation principally owned by an irrevocable trust, the principal beneficiaries of which are Margaret Diamant and her two daughters.

    <Fc> Halliday's Exchange, Inc. is a corporation owned by William W.
         Halliday, his wife, Betty M. Halliday, and their three children.

    <Fd> All of the shares of common stock owned by the Max Diamant
         Investment Co., the Walter Funk, Jr. Trust, Halliday's Exchange, Inc. and The John H. Pahlmann Trust (the "Group"), representing in the aggregate 601,090 shares of the Company's common stock (22.4% of the issued and outstanding shares), are subject to the provisions of a Shareholder's Agreement, expiring December 31, 1997, which provides that all such shares shall be voted in a manner determined by a majority in number of Walter Funk, Jr., John H. Pahlmann and William W. Halliday. The Group has entered into an agreement dated April 6, 1995 with S&J Partnership, a Missouri general partnership consisting of Larry J. Stallings, President, Chief Executive Officer and a Director of the Company, and Alan G. Johnson, Secretary and a Director of the Company (the "Partnership"), under which the Group has granted the Partnership an option to purchase all of the Group's shares of issued and outstanding common stock of the Company at an option exercise price of $2.00 per share at any time through December 31, 1997. The stock option agreement recites that the Group is granting the option "...to induce the partners of the Partnership to give extra attention to the activities of the Company and to encourage them to seek out and offer to the Company acquisition and other business transactions which can be entered into by the Company in order to cause the market price of the common stock of the Company to increase from its then current bid price of $0.10 per share to a price of $2.00 per share or higher."

    <Fe> Includes 40,000 shares representing presently exercisable options
         (see last paragraph under "COMPENSATION OF EXECUTIVE OFFICERS").

     The following table lists the names, ages, principal occupations and five-year employment histories of nominees for director, each of whom is currently a director, the periods during which they have served as directors of the Company and the number of shares and percentage of Common Stock of the Company beneficially owned by each nominee as of April 19, 1996, the nature of such ownership, and the number of shares and percentage of Common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                                                                 AMOUNT & NATURE
                                                                                                  OF BENEFICIAL
                                                                                                  OWNERSHIP OF
                                      PRINCIPAL OCCUPATION;                  DIRECTOR                SHARES
NAME (AGE)                            OTHER DIRECTORSHIPS                     SINCE             (% OF CLASS) <Fa>
- -------------------                   ---------------------                  --------           -----------------
Walter Funk, Jr.                      Chairman of the Board since              1960                  240,520
(79)<Fb><Ff>                          October 1990; prior thereto,                                    (9.0%)
                                      consultant since June 1988;
                                      prior thereto, Chairman of
                                      the Board of Directors of the
                                      Company since 1980.

Larry J. Stallings                    President and Chief Executive            1992                  711,090 <Fg>
(54)<Fb>                              Officer of the Company since                                    (26.5%)
                                      March 1995; Chief Financial Officer
                                      since March 1996; prior thereto,
                                      President of True Fitness Technology
                                      from 1992 to January 1995; prior
                                      thereto, President of General Metal
                                      Products, Inc. from 1987 to 1991.

Lawrence C.                           Vice Chairman of the Board               1970                  114,190 <Fc>
Grazevich (73)<Fb>                    since June 1988; prior                                          (4.3%)
                                      thereto, Vice Chairman of the
                                      Board and Chief Executive
                                      Officer since 1987; prior
                                      thereto, Vice Chairman and
                                      Chief Operating Officer
                                      since 1980

William W. Halliday                   Consultant; Director of                  1963                   60,800 <Fd>
(79)<Fb>                              Hydraulic Press Brick Company                                   (2.3%)




Alan G. Johnson                       Secretary, MRL, Inc.; Member             1978                  661,590 <Fg>
(61)<Ff>                              of the law firm of Gallop,                                     (24.6%)
                                      Johnson & Neuman, L.C., St. Louis,
                                      Missouri;Director of KV Pharmaceutical
                                      Company and Siboney Corporation.

John H. Pahlmann                      Consultant                               1968                   59,200
(79)<Fb><Ff>                                                                                          (2.2%)

Everett Gray                          Material Management Consultant           1990 <Fe>               3,000
(71)                                  since 1987; prior thereto,                                       (.1%)
                                      Corporate Director of Material
                                      for General Dynamics Corporation

All Directors and Executive Officers                                                                 888,780
as a group (7 persons)                                                                               -------
                                                                                                     (33.1%)
                                                                                                     -------

- -------------------------

    <Fa> Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and sole investment power.

    <Fb> Member of the Executive Committee.

    <Fc> Includes 6,250 shares owned jointly by Mr. Grazevich and his wife and 2,340 shares owned by a corporation of which Mr. Grazevich and his wife are the controlling shareholders (over which shares Mr. Grazevich is deemed to share voting and investment power) and 35,000 shares subject to presently exercisable options.

    <Fd> See Note (c) under "VOTING SECURITIES AND PRINCIPAL HOLDERS
         THEREOF."

    <Fe> Mr. Gray had served as an advisory director from 1988 until his election as a director in 1990.

    <Ff> Member of the Compensation Committee.

    <Fg> See Note (d) under "VOTING SECURITIES AND PRINCIPAL HOLDERS
         THEREOF."

                  COMMITTEES OF THE BOARD OF DIRECTORS
                         AND MEETINGS HELD

     The Board of Directors held four meetings during the Company's fiscal year ended January 31, 1996.

     The Company has an Audit Committee of the Board of Directors, consisting of the following directors: John H. Pahlmann (Chairman), Everett Gray and William W. Halliday. The Audit Committee held two meetings during fiscal 1996. The principal functions of the Audit Committee are to recommend to the Board of Directors the independent public accounting firm that will conduct the annual audit of the Company's accounts, to review the nature and scope of the audit and to review the financial organization and accounting practices of the Company and the qualifications and performance of its current or proposed auditing firm. The Audit Committee also recommends to the Board of Directors policies concerning the avoidance of employee conflicts of interest and reviews the administration of such policies.

     The Company has a Compensation Committee of the Board of Directors, consisting of the following directors: John H. Pahlmann (Chairman), Walter Funk, Jr., and Alan G. Johnson. The Compensation Committee held two meetings during fiscal 1996. The principal functions of the Compensation Committee are to recommend to the Board of Directors remuneration arrangements for senior management and directors, recommend for adoption compensation and stock option plans in which officers and directors are eligible to participate and recommend grants of options and other awards to key employees, including options under the Company's stock option plans.

     The Company has a Nominating Committee of the Board of Directors, which currently consists of Larry J. Stallings (Chairman) and Walter Funk. The Nominating Committee held one meeting in fiscal 1996 to review and approve the list of director nominees set forth in this proxy statement. The principal duties of the Nominating Committee include recommending candidates to the Board of Directors in case of retirement or other vacancies and also developing criteria for the selection of non-employee directors.

     During the fiscal year ended January 31, 1996, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served.

                   COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows all amounts paid or allocated by the Company for services in all capacities to the Company for the fiscal years ended January 31, 1996, 1995, and 1994 to the persons holding the office of Chief Executive Officer. No other officer of the Company received salary and bonuses exceeding $100,000 in fiscal years 1994, 1995 or 1996.

                                                SUMMARY COMPENSATION TABLE
====================================================================================================================================
                                                          Annual Compensation                      Long Term Compensation
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Awards            Payouts
                                                                                       ---------------------------------------------
                                                                                                      Securities            All
                                                                                Other       Re-         Under-              other
                                                                                annual    stricted      Lying                com-
                                                                                compen-    stock       Options/     LTIP     pen-
                                                        Salary     Bonus         sation    awards        SARs       pay-    sation
     Name and Principal Position           Year           ($)       ($)            ($)       ($)         (#)        outs
- ------------------------------------------------------------------------------------------------------------------------------------
Larry J. Stallings, President/CEO          1996         $125,366       --        $21,875       --            --      --       --
- ------------------------------------------------------------------------------------------------------------------------------------
William C. Cottle (former President/CEO)   1996          $56,887       --           $713       --            --      --       --
- ------------------------------------------------------------------------------------------------------------------------------------
William C. Cottle                          1995         $112,041       --         $5,698       --            --      --       --
- ------------------------------------------------------------------------------------------------------------------------------------
William C. Cottle                          1994         $122,685   $27,426        $4,404       --       100,000      --       --
====================================================================================================================================

     Under the terms of an employment agreement, Larry J. Stallings was issued 100,000 shares of the Company's common stock. The average between the closing bid and asked price of the stock on March 14, 1995, the date of authorization of the issuance of such shares by the Board, was $0.21875 per share.

     On March 16, 1993, the Compensation Committee granted an incentive bonus for Mr. Cottle for the fiscal year ending January 31, 1994 equal to five percent of the pre tax, pre bonus profit of the Company for the fiscal year then ended.

     For their services, Directors who are not officers or employees of or consultants to the Company receive $375 for each Board meeting with a minimum fee of $1,500 each fiscal year (except Mr. Johnson, who also attends such meetings as counsel to the Company). No fees are paid for attendance at meetings of committees of the Board of Directors.

     Directors may elect to forego payment in cash of all or a portion of their Director's fees, and in lieu thereof contribute, on a quarterly basis, to a special account (the "Plan Account") established for each director under the terms of the Company's Director Stock Purchase Plan adopted in March 1989 (the "Stock Purchase Plan"). Under the terms of the Stock Purchase Plan, the funds deposited in Plan Accounts during any fiscal quarter are used to purchase common stock of the Company at the average of the closing bid prices of the Company's common stock for the quarter. Each participating Director is issued annually the number of shares of the Company's common stock so purchased during the previous fiscal year. No director has currently elected to participate in the Stock Purchase Plan.

     Walter Funk, Jr. retired as Chairman of the Board in July 1988, and resumed that position in October 1990. Mr. Funk serves as a consultant to the Company under an agreement entered into in 1977. Under the terms of the agreement, Mr. Funk will provide consulting services to the Company until March 2002 at an annual compensation which, with cost of living adjustments, is currently $71,860, and the continuation of his insurance coverage. Continuing payments are provided in the event of his total disability, and 80% of the consulting fees payable to him are payable to his estate in the event of his death prior to the expiration of the consulting period. Payments under this agreement have been temporarily reduced to 25% of the scheduled amount.

     Lawrence C. Grazevich retired in August 1988, but continues as Vice Chairman of the Board of Directors and provides certain services to the Company under an agreement entered into in 1983. Under the terms of the agreement, Mr. Grazevich will provide services to the Company until April 2002 at an annual compensation which, with cost of living adjustments, is currently $38,012 and the continuation of his insurance coverage.
Continuing payments are provided in the event of his total disability, and in the event of his death, 80% of the consulting fees payable to him are payable to his widow for her lifetime or until the earlier expiration of the remaining term of such agreement. Payments under this agreement have been temporarily reduced to 25% of the scheduled amount.

     By agreements dated March 29, 1995, William C. Cottle resigned as President and Chief Executive Officer of the Company and agreed to sell his 250,000 shares of Company common stock to the Company at a purchase price of $.3125 per share. The purchase was to close upon the meeting of certain conditions. Those conditions were not met and the Company did not purchase the shares. Mr. Cottle also retains his stock options (described below).

                     INFORMATION AS TO STOCK OPTIONS

     On September 17, 1981, the Board of Directors adopted its 1981 Employee Incentive Stock Option Plan (the "1981 Plan"). Options granted under the 1981 Plan are intended to be "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended. As of January 31, 1996 options to purchase 35,000 shares remain outstanding under the 1981 Plan which are exercisable prior to December 9, 1997, and no other options may be issued thereunder.

     The following table provides certain information as to options granted to William C. Cottle, who was awarded options to purchase 40,000 shares under an employment agreement. The option exercise price is $.50 per share. These options are exercisable prior to March 16, 2003.

                                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                    AND FY-END OPTION/SAR VALUES
====================================================================================================================================
                                                                                         Number of
                                                                                        Unexercised
                                                                                        Options/SARs        Value of Unexercised
                                          Shares                                        at FY-End (#)     In-the-Money Options/SARs
                                         Acquired                   Value               Exercisable/            at FY-End ($)
      Name                            on Exercise (#)            Realized ($)           Unexercisable     Exercisable/Unexercisable
- ------------------------------------------------------------------------------------------------------------------------------------
William C. Cottle                           -0-                      -0-                  40,000/0                NA/NA <Fa>
====================================================================================================================================

   <Fa> The market value of the underlying Common Stock on January 31,
        1996, was less than the option exercise price.

     Under the 1995 Stock Option Plan, approved by the shareholders on June 20, 1995, options to purchase 75,000 shares were granted to Duane E. Obert, formerly Chief Financial Officer of the Company. These options expired March 1, 1996 following Mr. Obert's resignation from the Company on November 30, 1995.

                TRANSACTIONS WITH ISSUER AND OTHERS

     Alan G. Johnson, Secretary, a director and a nominee for reelection as a director, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel for more than the past five years.

            RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

     KPMG Peat Marwick was the Company's independent auditor for the year ended January 31, 1996. As of the date of this Proxy Statement, the process of recommendation by the Audit Committee and selection by the Board of Directors of the Company's independent auditors for the fiscal year ending January 31, 1997, has not been completed. Representatives of Peat Marwick are expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                               ANNUAL REPORT

     The Annual Report of the Company for fiscal 1996 accompanies this notice.

                  FUTURE PROPOSALS OF SECURITY HOLDERS

     Any stockholder who intends to submit a proposal for consideration at the 1997 annual meeting of stockholders under the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by February 19, 1997. Proposals should be addressed to: Alan G. Johnson, Secretary, MRL, Inc., 287 N. Lindbergh, Suite 206, St. Louis, Missouri 63141-7840.

                               MISCELLANEOUS

     The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are urged to mark, sign, date and send in their proxies without delay.

                               OTHER BUSINESS

     The Board of Directors knows of no business before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgment.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, MRL, INC., 287 N. LINDBERGH, SUITE 206, ST. LOUIS, MISSOURI 63141-7840.

                                          By order of the Board of Directors



                                                    Alan G. Johnson
                                                       Secretary

St. Louis, Missouri
May 17, 1996

P                            MRL, INC.
R                1996 ANNUAL STOCKHOLDERS' MEETING
O        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
X
Y

The undersigned stockholder of MRL, INC., a Missouri corporation, hereby appoints Walter Funk, Jr., with full power of substitution, or if Walter Funk, Jr. is unable or declines to exercise rights hereunder, the undersigned appoints Larry J. Stallings, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of MRL, INC., to be held at the Bogey Hills Country Club, 1120 Country Club Road, St. Charles, Missouri, on Tuesday, June 18, 1996, at 10:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon all matters properly coming before said meeting.

1.  Election of Directors, Nominees:

    Larry J. Stallings, Walter Funk, Jr., Everett Gray,

    Lawrence C. Grazevich, William W. Halliday,

    Alan G. Johnson and John H. Pahlmann.


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting.


                     (change of address)

    --------------------------------------------------------

    --------------------------------------------------------

    --------------------------------------------------------

    --------------------------------------------------------
    (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE
APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY
BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH BOARD OF DIRECTORS'
RECOMMENDATIONS.  THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU
SIGN AND RETURN THIS CARD.


           002997                                     SEE REVERSE
                                                          SIDE

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.


                           FOR             WITHHELD

 1.  Election of           / /               / /
     Directors
     (see reverse)

 For, except vote withheld from the following nominee(s):


- ---------------------------------------------------------




                                                          Change
                                                            of      / /
                                                          Address









   SIGNATURE(S)------------------------------------------  DATE --------------

   SIGNATURE(S)------------------------------------------  DATE --------------
   NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.